STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND
  CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS FOR OSHKOSH TRUCK CORPORATION

I, Robert G. Bohn, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Oshkosh Truck Corporation, and, except as corrected or supplemented in a subsequent covered report:

       o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

       o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of Oshkosh Truck Corporation.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

       o Annual Report on Form 10-K of Oshkosh Truck Corporation filed with the Commission for the fiscal year ended September 30, 2001;

       o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Oshkosh Truck Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

       o      any amendments to any of the foregoing.


                                                Subscribed and sworn to before
                                                me this 8th day of August 2002.


/s/ Robert G. Bohn                              /s/  Lori R. Mackey
-----------------------------                   --------------------------------
Robert G. Bohn                                  Notary Public
August 8, 2002
                                                My Commission Expires:
                                                                January 18, 2004